SPECTRUM





                         ADVANTUS SPECTRUM FUND, INC.

            SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 2000

                                                                         [LOGO]


ASSET
ALLOCATION

ADVANTUS SPECTRUM FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES          14

STATEMENT OF OPERATIONS                      15

STATEMENTS OF CHANGES IN NET ASSETS          16

NOTES TO FINANCIAL STATEMENTS                17

SHAREHOLDER SERVICES                         22

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

Americans are enjoying the longest period of economic expansion in U.S. history. This period of growth, which began in March of 1992, recorded its eighth year of uninterrupted growth in March. To date, the Federal Reserve's actions to slow the nation's growth engine have not dramatically impacted the upward trend. Despite the run-up in interest rates over the past year, housing starts and auto sales, indicators of a robust economy, remain strong.

Around the globe we are seeing economic growth accelerate, albeit at a modest pace. Asia is rapidly recovering from the economic debacle of the late 90s. The Bank of Japan has kept interest rates near zero to further assist that country's recovery. In Europe, the Central Bank raised rates to support a weak euro and guard against inflation. Latin American economies, such as Brazil, are showing signs of increasing strength (e.g., lower inflation, job creation). No country comes close to the sustained economic vigor of the U.S., but many of the world's economies are growing.

Volatility in the stock market was frequent and dramatic throughout the six-months, with the wildest of the ride coming in early April, shortly after this reporting period ended. The first calendar quarter of the new millennium was a time of contrasts. For the first two months, the broad market was slightly down, with the growth sector of technology rising and the value sectors of the market falling. March was a reversal, with a strong rally in traditional value stocks and a pullback in the technology arena, adding to the market tumult. Technology, however, continues to drive the increased spending in businesses. As tech spending increases, so does productivity.

Interest rates also showed a mixed picture. The Federal Reserve raised the Fed Funds rate five times between June 1999 and March 2000. Each time only
 .25 percent, a cumulative increase of 1.25 percent over this 10-month period. However, longer maturity Treasury bond prices rose and their yields declined as the U.S. Treasury used some of the budget surplus to begin buying back Treasury bonds. Meanwhile, corporate bond yields increased.

In the pages that follow, your Fund's portfolio manager will give you his insight on the Fund's performance for this reporting period. Also, we are pleased to announce that you can now access your Advantus Funds data online through the Advantus web site: www.advantusfunds.com. To learn how you can access your Advantus Fund information through our internet site, call Advantus Shareholder Services at 1-800-665-6005.

We value your business and want to make doing business with us as easy for you as possible. Thank you for investing with Advantus.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

ADVANTUS SPECTRUM FUND

PERFORMANCE UPDATE

[PHOTO]
THOMAS A. GUNDERSON, CFA
PORTFOLIO MANAGER
The Advantus Spectrum Fund is
a mutual fund seeking the
most favorable total return
(from interest, dividends and
capital appreciation)
consistent with preservation
of capital. To achieve this
objective, the Fund will vary
the composition of its
portfolio with prevailing
economic conditions. At any
given time, the Fund's
portfolio may be primarily
composed of equity securities
(common stock, preferred
stock and securities
convertible into equity
securities), mortgage-related
securities, investment grade
debt securities, money market
securities or any combination
of these securities. The
investment managers
positioning of the portfolio
is determined by the
intermediate term outlook for
economic trends and market
momentum.

  - Dividends paid quarterly.
  - Capital gains distributions paid annually.

PERFORMANCE

The Advantus Spectrum Fund's performance for the six-month period ended March 31, 2000 for each class of shares offered was as follows:

Class A..........................  20.51 percent*
Class B..........................  19.63 percent*
Class C..........................  19.58 percent*

The Fund's benchmarks, the Russell 1000 Growth Index** and the Lehman Brothers Aggregate Bond Index+ returned 34.06 percent and 2.08 percent, respectively, for the same period. The Fund's Blended Index++ returned 20.57 percent for the same period.

PERFORMANCE ANALYSIS

The strong economy combined with accelerating corporate earnings growth and benign inflation proved to be the right ingredients for a continued rally in the stock market. Stocks drove the performance over the past six months as the fixed income markets posted single digit returns.

The Technology sector again led the market higher. The new information based economy requires significant capital expenditures to build out the infrastructure for the digital world. The Spectrum Fund is focused on identifying the leading companies in the growth industries that supply the tools for corporations to compete in the new economy. This focus paid off over the last six months as the Technology sector of the Fund gained over 70 percent for the period. Leading the way was our largest holding Cisco Systems Inc., a company at the very heart of the internet infrastructure build out. We identified the fiber optic telecommunications as a very fast growing and dynamic market and took positions in JDS Uniphase Corporation and Nortel Networks Corporation - both significantly contributed to the Fund's performance. Wireless communications is another growth industry. The Spectrum Fund has meaningful positions in two of the leaders in this area. Nokia Oyj, whose strength is in the wireless handsets, and Telefonaktiebolaget LM Ericsson, whose strength is in the wireless infrastructure, are both positioned to benefit from the upgrade of the wireless networks to handle data in addition to the current voice platform.

Strong performance was also shown in various other sectors. The Consumer Cyclicals sector performed well for the period as the strong economy led to high consumer confidence and good real wage growth. Financial and Health Care were weaker sectors for the stock market and the Fund. Climbing interest rates and a tightening Federal Reserve policy hurt the Financial sector, while the Health sector struggled under sluggish earnings growth and political issues.

Corporate bonds have been negatively impacted by a multitude of factors: the inversion of the yield curve, increased event risk through potential mergers and acquisitions, heavy issuance of new corporate bonds, higher default rates, a volatile stock market and the Federal Reserve tightening monetary policy. Meanwhile, U.S. Treasuries are rallying because there will be less supply in the years ahead and the government has instituted a buy back program to retire some of their bonds early.

The Spectrum Fund successfully navigated its way through the turbulent markets over the past six months. Going into the period (on October 1, 1999), stocks were 64 percent of the Fund, with bonds at 34 percent. During November, bonds were sold following a short-term rally in bonds, with the money being invested in stocks. Selective purchases combined with market appreciation led the stock weighting to a peak of 73-74 percent of the portfolio during the period. Selective profit taking during March helped the Fund's performance and brought the March 31 mix to 70 percent stocks, 25 percent bonds and 5 percent cash.

OUTLOOK
We expect that healthy corporate earnings growth and benign inflation will create a healthy fundamental backdrop for the financial markets. Over the short term, it appears that the markets will have to deal with the negative impacts of climbing interest rates as the Federal Reserve adopts its "tightening" posture through the first half of 2000 while attempting to slow the economic growth. The stock market will likely see significant levels of volatility as it sorts out some of the excesses that have occurred in the last year's momentum market. For bonds, we forsee that 2000 will likely be much better than 1999. Before the end of the year the economy will likely have slowed to the point where the Federal Reserve can ease up on its monetary policy. We will again start to hear the phrase "soft landing" for the economy. When this happens, bonds are poised to stage a nice recovery.

Over the long run, we feel that fundamental economic variables dominate the movements of the financial markets. We believe the fundamentals are very good and are likely to remain strong. As always, we will position the Fund to significantly participate in strong market advances while protecting your capital during periods of market decline.
*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. If these charges were reflected, performance would be reduced. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Russell 1000 Growth Index contains those stocks from the Russell 1000 with a greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market. +The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index.
++The Blended Index is comprised of 60 percent Russell 1000 Growth Index and
40 percent Lehman Brothers Aggregate Bond Index.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
        INVESTMENT IN ADVANTUS SPECTRUM FUND, RUSSELL 1000 GROWTH INDEX,
              LEHMAN BROTHERS AGGREGATE BOND INDEX, BLENDED INDEX
                            AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Spectrum Fund compared to the Russell 1000 Growth Index, Lehman Brothers Aggregate Bond Index, a blended index of
60 percent Russell 1000 Growth Index and 40 percent Lehman Brothers Aggregate Bond Index, and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on March 31, 1990 through March 31, 2000. The lines in the Class B and Class C graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Spectrum Fund (August 19, 1994 and March 1, 1995, respectively) through
March 31, 2000.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                      13.88%
Five year                     16.81%
Ten year                      13.09%

(THOUSANDS)
                                              Russell 1000       Lehman Brothers
                Fund      CPI  Blended Index        Growth  Aggregate Bond Index
3/31/1990    $10,000  $10,000        $10,000       $10,000               $10,000
10/31/1990    $9,393  $10,357        $11,969        $9,372               $10,586
10/31/1991   $11,836  $10,660        $15,194       $13,145               $12,259
10/31/1992   $13,146  $11,002        $16,846       $14,567               $13,465
10/31/1993   $14,288  $11,297        $18,330       $15,631               $15,064
9/30/1994    $14,014  $11,638        $18,713       $16,096               $14,522
9/30/1995    $16,590  $11,894        $22,910       $21,276               $16,565
9/30/1996    $18,865  $12,252        $26,086       $25,829               $17,376
9/30/1997    $22,007  $12,523        $32,205       $35,202               $19,064
9/30/1998    $24,497  $12,702        $36,147       $39,110               $21,259
9/30/1999    $28,435  $13,036        $43,351       $52,742               $21,180
3/31/2000    $34,212  $13,292        $52,268       $70,705               $21,621

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                      14.63%
Five year                     17.24%
Since Inception (8/19/94)     16.37%

(THOUSANDS)
                                              Russell 1000  Lehman Brothers Aggregate
                Fund      CPI  Blended Index        Growth                 Bond Index
8/19/1994    $10,000  $10,000        $10,000       $10,000                    $10,000
9/30/1994    $10,003  $10,067        $12,209        $9,863                     $9,860
9/30/1995    $11,316  $10,289        $12,499       $12,836                    $11,343
9/30/1996    $12,953  $10,598        $14,231       $15,250                    $11,872
9/30/1997    $15,184  $10,833        $17,570       $20,504                    $13,005
9/30/1998    $16,913  $10,987        $19,720       $22,952                    $14,425
9/30/1999    $19,524  $11,276        $23,650       $31,303                    $14,373
3/31/2000    $23,437  $11,498        $28,515       $41,962                    $14,672

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                      19.58%
Five year                     17.33%
Since Inception (3/1/95)      17.28%

(THOUSANDS)
                                              Russell 1000  Lehman Brothers Aggregate
                Fund      CPI  Blended Index        Growth                 Bond Index
3/1/1995     $10,000  $10,000        $10,000       $10,000                    $10,000
9/30/1995    $11,263  $10,146        $12,243       $12,272                    $10,818
9/30/1996    $12,713  $10,450        $13,940       $14,569                    $11,323
9/30/1997    $14,731  $10,682        $17,210       $19,588                    $12,404
9/30/1998    $16,288  $10,834        $19,317       $21,927                    $13,757
9/30/1999    $18,778  $11,119        $23,166       $29,905                    $13,708
3/31/2000    $22,501  $11,338        $27,931       $40,087                    $13,994

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

FIVE LARGEST STOCK HOLDINGS

                                                       MARKET     % OF STOCK
COMPANY                                     SHARES      VALUE      PORTFOLIO
-------                                    --------  -----------  -----------
Cisco Systems, Inc. .....................   77,600   $ 5,999,450        7.2%
Intel Corporation........................   42,300     5,580,956        6.7%
Microsoft Corporation....................   30,400     3,230,000        3.9%
General Electric Company.................   20,552     3,189,413        3.9%
Texas Instruments, Inc. .................   16,300     2,608,000        3.1%
                                                     -----------  ---------
                                                     $20,607,819       24.8%
                                                     ===========  =========

BOND PORTFOLIO CHARACTERISTICS - QUALITY BREAKDOWN

                                                                   % OF BOND
RATING                                                             PORTFOLIO
------                                                            -----------
U.S. Treasury...................................................       17.4%
U.S. Government Agencies........................................       30.6%
AAA rated.......................................................       15.0%
AA rated........................................................        4.7%
A rated.........................................................       11.7%
BBB rated.......................................................       17.3%
BB rated........................................................        3.3%
                                                                  ---------
                                                                      100.0%
                                                                  =========

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bonds                              24.7%
Preferred Stocks                    1.2%
Cash and Other Assets/Liabilities   5.2%
Common Stocks                      68.9%

                                                          ADVANTUS SPECTRUM FUND
                                                       INVESTMENTS IN SECURITIES

                                                                  MARCH 31, 2000

                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                               MARKET
SHARES                                                        VALUE(A)
------                                                      ------------
COMMON STOCK (68.9%)
  CAPITAL GOODS (5.4%)
    Electrical Equipment (2.7%)
20,552   General Electric Company.........................  $  3,189,413
                                                            ------------
    Manufacturing (1.8%)
 4,100   The St. Joe Company..............................       118,644
39,084   Tyco International, Ltd. (c)....................      1,949,314
                                                            ------------
                                                               2,067,958
                                                            ------------
    Office Equipment (.9%)
10,500   Lexmark International Group, Inc. (b)...........      1,110,375
                                                            ------------
  COMMUNICATION SERVICES (2.8%)
    Telecommunication (2.8%)
 4,600   Exodus Commmunications, Inc. (b)................        646,300
25,345   MCI Worldcom, Inc. (b)..........................      1,148,445
 2,300   Nextlink Communications, Inc. (b)...............        284,481
 7,000   Qualcomm, Inc. (b)..............................      1,045,187
   900   Sprint Corporation...............................        56,700
 2,300   Time Warner Telecom, Inc. (b)...................        182,850
                                                            ------------
                                                               3,363,963
                                                            ------------
  CONSUMER CYCLICAL (6.2%)
    Building Materials (.1%)
 2,900   D.R. Horton, Inc.................................        37,881
   900   Pulte Corporation................................        18,787
 3,400   Standard Pacific Corporation.....................        34,000
 1,400   Toll Brothers, Inc. (b).........................         28,000
                                                            ------------
                                                                 118,668
                                                            ------------
    Lodging-Hotel (.4%)
 1,600   Marriott International, Inc......................        50,400
 3,700   Meristar Hospitality Corporation.................        64,519
11,500   Starwood Hotels & Resorts Worldwide, Inc.........       301,875
                                                            ------------
                                                                 416,794
                                                            ------------
                                                               MARKET
SHARES                                                        VALUE(A)
----------------------------------------------------------------------
CONSUMER CYCLICAL--CONTINUED
    Retail (4.0%)
20,700   Family Dollar Stores.............................  $    430,819
36,750   Home Depot, Inc..................................     2,370,375
 8,300   Kohl's Corporation (b)..........................        850,750
19,600   Wal-Mart Stores, Inc.............................     1,087,800
                                                            ------------
                                                               4,739,744
                                                            ------------
    Service (1.7%)
 5,100   Fairfield Communities, Inc. (b).................         40,481
20,010   Omnicom Group, Inc...............................     1,869,684
 1,900   TMP Worldwide, Inc. (b).........................        147,725
                                                            ------------
                                                               2,057,890
                                                            ------------
  CONSUMER STAPLES (3.4%)
    Entertainment (1.3%)
15,900   Time Warner, Inc. 144A Issue (d)................      1,590,000
                                                            ------------
    Retail (1.3%)
33,182   Safeway, Inc. (b)...............................      1,501,485
                                                            ------------
    Service (.8%)
19,600   Automatic Data Processing, Inc...................       945,700
                                                            ------------
  ENERGY (1.6%)
    Oil (.2%)
 5,600   Diamond Offshore Drilling........................       223,650
                                                            ------------
    Oil & Gas (1.4%)
23,000   Baker Hughes, Inc................................       695,750
 7,200   Nabors Industries (b)...........................        279,450
 8,400   Schlumberger, Ltd................................       642,600
                                                            ------------
                                                               1,617,800
                                                            ------------
  FINANCIAL (4.8%)
    Finance-Diversified (.2%)
 7,200   Simon Property Group, Inc........................       172,800
 7,400   Trammell Crow Company (b).......................         81,862
                                                            ------------
                                                                 254,662
                                                            ------------

              See accompanying notes to investments in securities.

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                               MARKET
SHARES                                                        VALUE(A)
----------------------------------------------------------------------
FINANCIAL--CONTINUED
    Investment Bankers/Brokers (.4%)
 8,000   Charles Schwab Corporation.......................  $    454,500
   336   Reckson Service Industries (b)..................         14,784
                                                            ------------
                                                                 469,284
                                                            ------------
    Real Estate (.2%)
13,100   Catellus Development Corporation (b)............        181,762
 1,800   Newhall Land & Farming Company...................        50,850
                                                            ------------
                                                                 232,612
                                                            ------------
    Real Estate Investment Trust (4.0%)
11,400   AMB Property Corporation.........................       245,100
 6,200   Apartment Investment & Management Company........       236,762
 7,500   Archstone Communities Trust......................       149,531
 9,900   Arden Realty Group, Inc..........................       206,662
 7,100   Avalon Bay Communities, Inc......................       260,037
 2,200   Cabot Industrial Trust...........................        40,975
 3,200   Camden Property Trust............................        86,600
 4,600   CarrAmerica Realty Corporation...................        97,175
 4,200   CBL & Associates Properties, Inc.................        85,837
 5,900   Equity Office Properties Trust...................       148,237
 5,500   Equity Residential Properties....................       221,031
 2,400   Essex Property Trust, Inc........................        86,400
 7,800   Franchise Finance Corporation of America.........       181,350
 4,700   Highwoods Properties, Inc........................        99,875
 5,000   Home Properties of New York, Inc.................       133,750
 2,900   Innkeepers USA Trust.............................        23,563
 3,500   JDN Realty Corporation...........................        36,313
 4,000   Kilroy Realty Corporation........................        84,250
 5,000   Kimco Realty Corporation.........................       187,500
                                                               MARKET
SHARES                                                        VALUE(A)
----------------------------------------------------------------------
FINANCIAL--CONTINUED
 8,760   Koger Equity, Inc................................  $    151,110
 2,000   Lennar Corporation...............................        43,375
 3,900   Liberty Property Trust...........................        93,356
 1,600   LNR Property Corporation.........................        30,500
 3,100   Macerich Company.................................        63,938
 6,000   Mack-Cali Realty Corporation.....................       153,000
 7,500   Pacific Gulf Properties, Inc.....................       147,188
 4,900   Pan Pacific Retail Properties....................        90,344
 3,700   Parkway Properties...............................       108,919
 7,500   Philips International Realty.....................       124,688
 1,700   Post Properties, Inc.............................        68,531
 5,000   Prologis Trust...................................        96,250
11,160   Public Storage, Inc..............................       234,360
 2,500   Reckson Associates Realty Corporation............        46,875
 1,183   Reckson Associates Realty Corporation Class B....        24,252
 1,600   SL Green Realty Corporation......................        38,000
 2,600   Spieker Properties, Inc..........................       115,700
 4,190   Starwood Financial, Inc..........................        73,849
 7,600   Summit Properties, Inc...........................       145,350
 9,400   Trizec Hahn Corporation..........................       141,000
 1,500   Urban Shopping Centers, Inc......................        43,594
 2,800   Vornado Realty Trust.............................        93,800
                                                            ------------
                                                               4,738,927
                                                            ------------
  HEALTH CARE (8.2%)
    Biotechnology (1.8%)
11,300   Amgen, Inc.......................................       693,538
 4,500   Biogen, Inc......................................       314,438
 6,200   Genetech (b)....................................        942,400
 3,200   Immunex Corporation (b).........................        203,000
                                                            ------------
                                                               2,153,376
                                                            ------------
    Drugs (2.6%)
 7,800   Bristol-Myers Squibb Company.....................       450,450
 5,100   Eli Lilly & Company..............................       321,300
14,100   Merck & Co., Inc.................................       875,963

              See accompanying notes to investments in securities.

                                                          ADVANTUS SPECTRUM FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                               MARKET
SHARES                                                        VALUE(A)
----------------------------------------------------------------------
HEALTH CARE--CONTINUED
24,000   Pfizer, Inc......................................  $    877,500
14,500   Schering Plough Corporation......................       532,875
                                                            ------------
                                                               3,058,088
                                                            ------------
    Health Care-Diversified (1.5%)
17,800   Warner-Lambert Company...........................     1,735,500
                                                            ------------
    Medical Products/Supplies (2.3%)
22,800   Guidant Corporation (b).........................      1,340,925
27,200   Medtronic, Inc...................................     1,399,100
                                                            ------------
                                                               2,740,025
                                                            ------------
  TECHNOLOGY (35.8%)
28,300   America Online, Inc..............................     1,903,175
15,700   Applied Materials, Inc. (b).....................      1,479,725
 3,500   BEA Systems, Inc. (b)...........................        256,813
77,600   Cisco Systems, Inc. (b).........................      5,999,450
 5,300   Comverse Technology (b).........................      1,001,700
38,900   Dell Computer Corporation (b)...................      2,098,169
 2,100   eBay, Inc. (b)..................................        369,600
 1,300   Efficient Networks, Inc. (b)....................        202,475
19,800   EMC Corporation..................................     2,475,000
16,500   Gateway, Inc. (b)...............................        874,500
 5,100   Gemstar International Group, Ltd. (b)...........        438,600
42,300   Intel Corporation................................     5,580,956
 5,300   International Business Machines..................       625,400
 4,200   JDS Uniphase Corporation (b)....................        506,363
20,700   Lam Research Corporation (b)....................        932,794
16,200   Lucent Technologies, Inc.........................       984,150
 4,100   McLeodusa, Inc. (b).............................        347,731
30,400   Microsoft Corporation (b).......................      3,230,000
 4,700   Network Solutions, Inc. (b).....................        722,405
                                                               MARKET
SHARES                                                        VALUE(A)
----------------------------------------------------------------------
TECHNOLOGY--CONTINUED
 8,700   Nokia Oyj (c)...................................   $  1,890,075
 5,400   Nortel Networks Corporation......................       680,400
22,200   Oracle Corporation (b)..........................      1,732,988
 8,100   PE Corp - PE Biosystems Group....................       781,650
 1,200   RF Micro Devices, Inc. (b)......................        161,250
 1,800   Siebel Systems, Inc. (b)........................        214,988
27,300   Sun Microsystems, Inc. (b)......................      2,558,095
 8,000   Telefonaktiebolaget LM Ericsson (c).............        750,500
16,300   Texas Instruments, Inc...........................     2,608,000
 4,275   VERITAS Software Corporation (b)................        560,025
 1,700   Yahoo!, Inc. (b)................................        291,338
                                                            ------------
                                                              42,258,315
                                                            ------------
  UTILITIES (.7%)
    Electric Companies (.7%)
11,000   AES Corporation..................................       866,250
                                                            ------------
Total common stock
 (cost: $46,824,889)......................................    81,450,479
                                                            ------------

PREFERRED STOCK (1.2%)
  FINANCIAL (1.2%)
    Real Estate Investment Trust (1.2%)
    14,000   Duke Realty Investments, Inc. - 7.99%............       628,250
     5,000   Nationwide Health Property, Inc. - 7.68%.........       332,656
    10,000   Prologis Trust - 8.54%...........................       438,750
                                                                ------------
                                                                   1,399,656
                                                                ------------
Total preferred stock
 (cost: $1,693,675)...........................................     1,399,656
                                                                ------------

              See accompanying notes to investments in securities.

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                     MARKET
PRINCIPAL                                                                           VALUE(A)
---------                                                                         ------------
LONG-TERM DEBT SECURITIES (24.7%)
  GOVERNMENT OBLIGATIONS (12.8%)
    U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (11.9%)
      Federal National Mortgage Association (FNMA) (4.5%)
$  352,062   .................................................  6.000%  04/01/14  $    331,233
   486,992   .................................................  6.000%  01/01/29       443,826
   289,842   .................................................  6.000%  02/01/29       264,151
   750,000   .................................................  6.500%  08/15/04       733,294
   393,439   .................................................  6.500%  07/01/13       378,945
   469,063   .................................................  6.500%  09/01/14       451,563
   473,606   .................................................  6.500%  10/01/28       445,284
   732,019   .................................................  6.500%  12/01/28       687,039
   288,508   .................................................  6.500%  02/01/29       271,254
   469,415   .................................................  6.500%  02/01/29       440,571
   380,000   .................................................  7.000%  03/01/15       372,875
   493,455   .................................................  7.000%  10/01/29       474,389
                                                                                  ------------
                                                                                     5,294,424
                                                                                  ------------
      Government National Mortgage Association (GNMA) (3.1%)
   496,875   .................................................  6.500%  04/15/29       468,783
   407,749   .................................................  7.000%  06/15/28       395,060
   887,298   .................................................  7.000%  07/15/28       859,685
   483,569   .................................................  7.000%  02/15/29       468,458
   499,535   .................................................  7.000%  08/15/29       483,925
   209,209   .................................................  7.500%  09/15/28       207,470
   212,593   .................................................  7.500%  10/15/28       210,826
    75,052   .................................................  7.500%  10/15/28        74,428
   492,624   .................................................  7.500%  09/15/29       488,462
                                                                                  ------------
                                                                                     3,657,097
                                                                                  ------------
      U.S. Treasury (4.3%)
   500,000   Bond.............................................  6.706%  11/15/04       372,680
 1,550,000   Bond.............................................  5.250%  02/15/29     1,388,704
 1,100,000   Bond.............................................  6.000%  02/15/26     1,087,625
   200,000   Bond.............................................  6.125%  08/15/29       204,000
   650,000   Note.............................................  3.625%  07/15/02       682,544
   600,000   Note.............................................  5.250%  08/15/03       579,375
   800,000   Note.............................................  5.875%  11/15/04       785,500
                                                                                  ------------
                                                                                     5,100,428
                                                                                  ------------

              See accompanying notes to investments in securities.

                                                          ADVANTUS SPECTRUM FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                     MARKET
PRINCIPAL                                                                           VALUE(A)
---------                                                                         ------------
GOVERNMENT OBLIGATIONS--CONTINUED
    STATE AND LOCAL GOVERNMENT OBLIGATIONS (.2%)
$  204,000   Wyoming Community Development....................  6.850%  06/01/10  $    200,361
                                                                                  ------------
    OTHER GOVERNMENT OBLIGATIONS (.7%)
   850,000   Government of Canada (c)........................   6.375%  11/30/04       826,101
                                                                                  ------------
             Total government obligations (cost: $15,294,388)...................    15,078,411
                                                                                  ------------
  CORPORATE OBLIGATIONS (11.9%)
    BASIC MATERIALS (.9%)
      Chemicals (.9%)
   500,000   IMC Global, Inc..................................  6.625%  10/15/01       490,368
   556,854   Novartis AG-144A Issue (d)......................   7.240%  01/02/16       543,434
                                                                                  ------------
                                                                                     1,033,802
                                                                                  ------------
    CAPITAL GOODS (1.2%)
      Aerospace/Defense (.6%)
   750,000   United Technologies Corporation..................  6.625%  11/15/04       729,603
                                                                                  ------------
      Containers-Metal/Glass (.6%)
   700,000   Crown Cork & Seal Company, Inc...................  7.125%  09/01/02       681,792
                                                                                  ------------
    COMMUNICATION SERVICES (.6%)
      Telecommunication (.6%)
   700,000   MCI Worldcom, Inc................................  7.550%  04/01/04       704,050
                                                                                  ------------
    CONSUMER CYCLICAL (.4%)
      Auto (.4%)
   500,000   Federal Mogul Corporation........................  7.500%  07/01/04       434,975
                                                                                  ------------
    CONSUMER STAPLES (.9%)
      Entertainment (.4%)
   500,000   Time Warner, Inc.................................  9.125%  01/15/13       551,212
                                                                                  ------------
      Retail (.5%)
   600,000   Safeway, Inc.....................................  7.000%  09/15/02       592,040
                                                                                  ------------
    ENERGY (.4%)
      Oil & Gas (.4%)
   500,000   Valero Energy Corporation........................  7.375%  03/15/06       474,428
                                                                                  ------------
    FINANCIAL (6.2%)
      Asset Backed (.6%)
   805,782   Prudential Home Mortgage Securities..............  6.500%  10/25/23       763,374
                                                                                  ------------
      Banks (.5%)
   700,000   St. George Bank-144A Issue (c)(d)...............   8.485%  12/31/49       629,612
                                                                                  ------------

              See accompanying notes to investments in securities.

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                     MARKET
PRINCIPAL                                                                           VALUE(A)
---------                                                                         ------------
CORPORATE OBLIGATIONS--CONTINUED
      Collateralized Mortgage Obligations/Mortgage Revenue Bonds (3.5%)
$  132,918   Banco Hipotecario Nacional 144A
              Issue (c)(d)...................................   7.916%  07/25/09  $    121,703
   500,000   Banco Hipotecario Nacional 144A
              Issue (c)(d)...................................   8.000%  01/01/09       469,375
   466,454   Bear Stearns Mortgage Securities, Inc............  8.000%  11/25/29       460,142
   350,000   Nomura Asset Securities Corporation..............  7.160%  04/13/36       347,168
   500,000   Park Avenue Finance Corporation 144A
              Issue (d)......................................   7.680%  05/12/07       497,055
 1,250,000   PNC Bank Corporation.............................  6.728%  01/25/07     1,227,263
   990,221   Rosewood Care Center.............................  7.250%  11/01/13       996,518
                                                                                  ------------
                                                                                     4,119,224
                                                                                  ------------
      Commercial Mortgage-Backed Securities (.3%)
        --   Asset Securitization Corporation.................  1.924%  08/13/29       365,047
                                                                                  ------------
      Insurance (.3%)
   400,000   Conseco Financing Trust II.......................  8.700%  11/15/26       319,264
                                                                                  ------------
      Investment Bankers/Brokers (.2%)
   250,000   Morgan Stanley Dean Witter & Company.............  6.875%  03/01/07       240,464
                                                                                  ------------
      Real Estate Investment Trust (.4%)
   500,000   Security Capital Pacific Trust...................  7.500%  02/15/14       462,592
                                                                                  ------------
      Savings and Loans (.4%)
   550,000   Bank United Corporation..........................  8.875%  05/01/07       512,877
                                                                                  ------------
    UTILITIES (1.3%)
      Electric Companies (.7%)
   800,000   Hydro-Quebec (c)................................   8.000%  02/01/13       829,577
                                                                                  ------------
      Natural Gas (.6%)
   800,000   Enron Corporation................................  6.725%  11/17/08       739,338
                                                                                  ------------
             Total corporate obligations (cost: $14,775,790)....................    14,183,271
                                                                                  ------------
             Total long-term debt securities (cost: $30,070,178)................    29,261,682
                                                                                  ------------

SHORT-TERM SECURITIES (.8%)
   928,142   Federated Money Market Obligation Trust - Prime
              Obligation Fund, current rate...................  5.890%                 928,142
                                                                                  ------------
             Total short-term securities (cost: $928,142).......................       928,142
                                                                                  ------------
             Total investments in securities (cost: $79,516,884) (e)............  $113,039,959
                                                                                  ============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 6.3% of net assets in foreign securities as of March 31, 2000.

                                                          ADVANTUS SPECTRUM FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

Notes to Investments in Securities-continued
----------------------------------------------
(d) Represents ownership in a restricted security which has not been registered with the Security and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning the restricted securities held at March 31, 2000, which includes acquisition date and cost, is as follows:

                                                                            ACQUISITION
   SECURITY:                                                                   DATE            COST
   ---------                                                                -----------  ----------------
   Novartis AG 144A Issue.................................................    Various    $        556,854
   St. George Bank 144A Issue.............................................   06/12/97             700,000
   Banco Hipotecario Nacional 144A Issue..................................   04/01/99             120,622
   Banco Hipotecario Nacional 144A Issue..................................   03/07/00             468,438
   Time Warner, Inc. 144A Issue...........................................   11/20/98             985,790
   Park Avenue Finance Corporation 144A Issue.............................   09/08/99             498,047
                                                                                         ----------------
                                                                                         $      3,329,751
                                                                                         ================

(e) At March 31, 2000 the cost of securities for federal income tax purposes was $79,940,255. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation......................................................  $   35,642,389
  Gross unrealized depreciation......................................................      (2,542,685)
                                                                                       --------------
  Net unrealized appreciation........................................................  $   33,099,704
                                                                                       ==============

ADVANTUS SPECTRUM FUND
STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2000

(UNAUDITED)

                       ASSETS
Investments in securities, at market
 value - see accompanying schedule for
 detailed listing
 (identified cost: $79,516,884)........  $113,039,959
Cash in bank on demand deposit.........        3,527
Receivable for Fund shares sold........      159,203
Receivable for investment securities
 sold..................................    6,203,428
Accrued interest receivable............      354,681
Dividends receivable...................       69,713
Other receivable.......................       10,991
                                         -----------
    Total assets.......................  119,841,502
                                         -----------
                    LIABILITIES
Payable for investment securities
 purchased.............................    1,431,320
Payable for Fund shares redeemed.......       64,301
Payable to Adviser.....................      133,226
                                         -----------
    Total liabilities..................    1,628,847
                                         -----------
Net assets applicable to outstanding
 capital stock.........................  $118,212,655
                                         ===========
Represented by:
  Capital stock - authorized 10 billion
  shares (Class A - 2 billion shares,
  Class B - 2 billion shares, Class C -
  2 billion shares and 4 billion shares
  unallocated) of $.01 par value.......  $    57,529
  Additional paid-in capital...........   77,980,484
  Undistributed net investment
  income...............................        4,208
  Accumulated net realized gains from
  investments..........................    6,647,359
  Unrealized appreciation on
  investments..........................   33,523,075
                                         -----------
    Total - representing net assets
    applicable to outstanding capital
    stock..............................  $118,212,655
                                         ===========
Net assets applicable to outstanding
 Class A shares........................  $84,045,657
                                         ===========
Net assets applicable to outstanding
 Class B shares........................  $27,978,724
                                         ===========
Net assets applicable to outstanding
 Class C shares........................  $ 6,188,274
                                         ===========
Shares outstanding and net asset value
 per share:
  Class A - Shares outstanding
  4,082,220............................  $     20.59
                                         ===========
  Class B - Shares outstanding
  1,366,493............................  $     20.47
                                         ===========
  Class C - Shares outstanding
  304,130..............................  $     20.35
                                         ===========

                See accompanying notes to financial statements.

                                                          ADVANTUS SPECTRUM FUND
                                                         STATEMENT OF OPERATIONS
                                   PERIOD FROM OCTOBER 1, 1999 TO MARCH 31, 2000

                                                                     (UNAUDITED)

Investment income:
  Interest.............................  $1,101,646
  Dividends............................     351,522
                                         ----------
    Total investment income............   1,453,168
                                         ----------
Expenses (note 4):
  Investment advisory fee..............     331,887
  Rule 12b-1 - Class A.................      98,416
  Rule 12b-1 - Class B.................     129,605
  Rule 12b-1 - Class C.................      29,874
  Administrative services fee..........      37,200
  Custodian fees.......................       7,694
  Auditing and accounting services.....      19,839
  Legal fees...........................       4,000
  Directors' fees......................       3,223
  Registration fees....................      23,943
  Printing and shareholder reports.....      62,292
  Insurance............................       1,934
                                         ----------
    Total expenses.....................     749,907
                                         ----------
    Investment income - net............     703,261
                                         ----------
Realized and unrealized gains on
  investments:
  Net realized gains on
    investments (note 3)...............   7,029,159
  Net change in unrealized appreciation
    or depreciation on investments.....  12,628,556
                                         ----------
    Net gains on investments...........  19,657,715
                                         ----------
Net increase in net assets resulting
  from operations......................  $20,360,976
                                         ==========

                See accompanying notes to financial statements.

ADVANTUS SPECTRUM FUND
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM OCTOBER 1, 1999 TO MARCH 31, 2000 AND YEAR ENDED SEPTEMBER 30, 1999

(UNAUDITED)

                                             2000          1999
                                         ------------  ------------
Operations:
  Investment income - net..............  $    703,261  $  1,610,133
  Net realized gain on investments.....     7,029,159     3,961,168
  Net change in unrealized appreciation
    or depreciation on investments.....    12,628,556     8,748,068
                                         ------------  ------------
    Increase in net assets resulting
      from operations..................    20,360,976    14,319,369
                                         ------------  ------------
Distributions to shareholders from:
  Investment income - net:
    Class A............................      (608,594)   (1,291,053)
    Class B............................      (104,458)     (243,796)
    Class C............................       (23,948)      (58,152)
  Net realized gains on investments:
    Class A............................    (2,850,512)   (3,760,571)
    Class B............................      (944,575)   (1,034,138)
    Class C............................      (220,321)     (249,664)
                                         ------------  ------------
    Total distributions................    (4,752,408)   (6,637,374)
                                         ------------  ------------
Capital share transactions (notes 4 and
  5):
  Proceeds from sales:
    Class A............................     3,635,317     8,626,097
    Class B............................     2,348,781     7,415,526
    Class C............................       525,992     2,936,755
  Proceeds from issuance of shares as a
    result of reinvested dividends:
    Class A............................     3,369,519     4,906,922
    Class B............................     1,015,110     1,261,423
    Class C............................       238,585       299,361
  Payments for redemption of shares:
    Class A............................    (7,682,091)  (13,875,745)
    Class B............................    (3,466,240)   (3,538,481)
    Class C............................    (1,073,505)   (1,991,116)
                                         ------------  ------------
    Increase (decrease) in net assets
      from capital share
      transactions.....................    (1,088,532)    6,040,742
                                         ------------  ------------
    Total increase in net assets.......    14,520,036    13,722,737
Net assets at beginning of period......   103,692,619    89,969,882
                                         ------------  ------------
Net assets at end of period (including
  undistributed net investment income
  of $4,208 and $37,947,
  respectively)........................  $118,212,655  $103,692,619
                                         ============  ============

                See accompanying notes to financial statements.

                                                          ADVANTUS SPECTRUM FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  MARCH 31, 2000
                                                                     (UNAUDITED)

(1) ORGANIZATION

    The Advantus Spectrum Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek the most favorable total return (from interest, dividends and capital appreciation) consistent with the preservation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

ADVANTUS SPECTRUM FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains (losses) may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the period ended March 31, 2000, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $73,670,192 and $83,050,249, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or Adviser), a wholly owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (PFPC Global Fund Services, formerly First Data Investor Services Group). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .60 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. Prior to February 1, 1999, the Class A Plan provided for a distribution fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses.

                                                          ADVANTUS SPECTRUM FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

    The Fund has entered into a shareholder and administrative services agreement with Minnesota Life Insurance Company (Minnesota Life). Under this agreement, the Fund pays an administrative service fee equal to $6,200 per month to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to August 1, 1999, the administrative services fee was $5,700 per month. In addition, for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the Fund's operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $146,499.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,825.

(5) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the period ended March 31, 2000 and the year ended September 30, 1999 were as follows:

                                                  CLASS A               CLASS B               CLASS C
                                            -------------------   -------------------   -------------------
                                              2000       1999       2000       1999       2000       1999
                                            --------   --------   --------   --------   --------   --------
Sold......................................   190,271    482,623    122,612    419,625    28,367     167,066
Issued for reinvested distributions.......   177,610    282,951     54,110     73,471    12,800      17,517
Redeemed..................................  (401,778)  (779,347)  (182,590)  (201,143)  (56,997)   (113,167)
                                            --------   --------   --------   --------   -------    --------
                                             (33,897)   (13,773)    (5,868)   291,953   (15,830)     71,416
                                            ========   ========   ========   ========   =======    ========

(6) RESTRICTED SECURITIES

    At March 31, 2000, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of restricted securities held by the Fund at March 31, 2000 was $3,851,179 which represents 3.3% of net assets.

ADVANTUS SPECTRUM FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(7) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                            CLASS A
                                                    --------------------------------------------------------
                                                    PERIOD FROM
                                                    OCTOBER 1,
                                                      1999 TO
                                                     MARCH 31,            YEAR ENDED SEPTEMBER 30,
                                                       2000      -------------------------------------------
                                                    (UNAUDITED)   1999     1998     1997     1996    1995(A)
                                                    -----------  -------  -------  -------  -------  -------
Net asset value, beginning of period..............    $ 17.88    $ 16.50  $ 16.40  $ 15.53  $ 14.79  $ 13.28
                                                      -------    -------  -------  -------  -------  -------
Income from investment operations:
  Net investment income...........................        .14        .31      .33      .39      .34      .45
  Net gains on securities (both realized and
    unrealized)...................................       3.42       2.30     1.40     2.02     1.59     1.88
                                                      -------    -------  -------  -------  -------  -------
    Total from investment operations..............       3.56       2.61     1.73     2.41     1.93     2.33
                                                      -------    -------  -------  -------  -------  -------
Less distributions:
  Dividends from net investment income............       (.15)      (.31)    (.33)    (.39)    (.34)    (.44)
  Distributions from net realized gains...........       (.70)      (.92)   (1.30)   (1.15)    (.85)    (.38)
                                                      -------    -------  -------  -------  -------  -------
    Total distributions...........................       (.85)     (1.23)   (1.63)   (1.54)   (1.19)    (.82)
                                                      -------    -------  -------  -------  -------  -------
Net asset value, end of period....................    $ 20.59    $ 17.88  $ 16.50  $ 16.40  $ 15.53  $ 14.79
                                                      =======    =======  =======  =======  =======  =======
Total return (c)..................................      20.51%     16.08%   11.31%   16.66%   13.72%   18.38%
Net assets, end of period (in thousands)..........    $84,046    $73,613  $68,157  $62,914  $54,848  $55,624
Ratio of expenses to average daily net assets.....       1.14%(d)    1.10%    1.19%    1.25%    1.26%    1.33%
Ratio of net investment income (loss) to average
  daily net assets................................       1.48%(d)    1.77%    1.98%    2.53%    2.28%    3.22%
Portfolio turnover rate (excluding short-term
  securities).....................................       68.4%     100.8%   139.8%   141.4%   140.5%   125.5%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d)  Adjusted to an annual basis.

                                                          ADVANTUS SPECTRUM FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                                            CLASS B
                                                    -------------------------------------------------------
                                                    PERIOD FROM
                                                    OCTOBER 1,
                                                      1999 TO
                                                     MARCH 31,            YEAR ENDED SEPTEMBER 30,
                                                       2000      ------------------------------------------
                                                    (UNAUDITED)   1999     1998     1997     1996   1995(A)
                                                    -----------  -------  -------  -------  ------  -------
Net asset value, beginning of period..............    $ 17.79    $ 16.43  $ 16.34  $ 15.47  $14.74  $13.27
                                                      -------    -------  -------  -------  ------  ------
Income from investment operations:
  Net investment income...........................        .07        .19      .22      .30     .27     .39
  Net gains on securities (both realized and
    unrealized)...................................       3.39       2.28     1.39     2.02    1.56    1.84
                                                      -------    -------  -------  -------  ------  ------
    Total from investment operations..............       3.46       2.47     1.61     2.32    1.83    2.23
                                                      -------    -------  -------  -------  ------  ------
Less distributions:
  Dividends from net investment income............       (.08)      (.19)    (.22)    (.30)   (.25)   (.38)
  Distributions from net realized gains...........       (.70)      (.92)   (1.30)   (1.15)   (.85)   (.38)
                                                      -------    -------  -------  -------  ------  ------
    Total distributions...........................       (.78)     (1.11)   (1.52)   (1.45)  (1.10)   (.76)
                                                      -------    -------  -------  -------  ------  ------
Net asset value, end of period....................    $ 20.47    $ 17.79  $ 16.43  $ 16.34  $15.47  $14.74
                                                      =======    =======  =======  =======  ======  ======
Total return (c)..................................      19.63%     15.31%   10.55%   16.02%  13.07%  17.62%
Net assets, end of period (in thousands)..........    $27,979    $24,420  $17,751  $12,556  $7,860  $3,131
Ratio of expenses to average daily net assets.....       1.88%(d)    1.82%    1.84%    1.90%   1.90%   1.99%
Ratio of net investment income (loss) to average
  daily net assets................................        .73%(d)    1.06%    1.32%    1.89%   1.67%   2.30%
Portfolio turnover rate (excluding short-term
  securities).....................................       68.4%     100.8%   139.8%   141.4%  140.5%  125.5%

                                                                             CLASS C
                                                    ----------------------------------------------------------
                                                    PERIOD FROM
                                                    OCTOBER 1,                                    PERIOD FROM
                                                      1999 TO                                      MARCH 01,
                                                     MARCH 31,      YEAR ENDED SEPTEMBER 30,      1995(B) TO
                                                       2000      ------------------------------  SEPTEMBER 30,
                                                    (UNAUDITED)   1999    1998    1997    1996       1995
                                                    -----------  ------  ------  ------  ------  -------------
Net asset value, beginning of period..............    $17.69     $16.34  $16.27  $15.43  $14.74      $13.36
                                                      ------     ------  ------  ------  ------      ------
Income from investment operations:
  Net investment income...........................       .07        .19     .24     .28     .28         .24
  Net gains on securities (both realized and
    unrealized)...................................      3.37       2.27    1.36    2.01    1.52        1.43
                                                      ------     ------  ------  ------  ------      ------
    Total from investment operations..............      3.44       2.46    1.60    2.29    1.80        1.67
                                                      ------     ------  ------  ------  ------      ------
Less distributions:
  Dividends from net investment income............      (.08)      (.19)   (.23)   (.30)   (.26)       (.29)
  Distributions from net realized gains...........      (.70)      (.92)  (1.30)  (1.15)   (.85)          -
                                                      ------     ------  ------  ------  ------      ------
    Total distributions...........................      (.78)     (1.11)  (1.53)  (1.45)  (1.11)       (.29)
                                                      ------     ------  ------  ------  ------      ------
Net asset value, end of period....................    $20.35     $17.69  $16.34  $16.27  $15.43      $14.74
                                                      ======     ======  ======  ======  ======      ======
Total return (c)..................................     19.58%     15.29%  10.57%  15.87%  12.87%      12.63%
Net assets, end of period (in thousands)..........    $6,188     $5,659  $4,062  $1,926  $1,351      $  199
Ratio of expenses to average daily net assets.....      1.88%(d)   1.82%   1.83%   1.90%   1.90%       2.00%(d)
Ratio of net investment income (loss) to average
  daily net assets................................       .73%(d)   1.07%   1.31%   1.88%   1.73%       2.17%(d)
Portfolio turnover rate (excluding short-term
  securities).....................................      68.4%     100.8%  139.8%  141.4%  140.5%      125.5%

------------

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $3.7 billion in assets in addition to $10.9 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

   THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS. THIS MAY BE USED AS SALES
                                 LITERATURE IN
        CONNECTION WITH THE OFFER OR SALE OF THE ADVANTUS SPECTRUM FUND
        IF PRECEDED OR ACCOMPANIED BY (A) THE CURRENT PROSPECTUS FOR THE
                  ADVANTUS SPECTRUM FUND, AND (B) THE CURRENT
                    ADVANTUS MUTUAL FUND PERFORMANCE REPORT.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                     [LOGO]

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.
400 ROBERT STREET NORTH                    [POSTAGE INDICIA]
ST. PAUL, MN 55101-2098
ADDRESS SERVICE REQUESTED

F48638 Rev. 5-2000